                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 24, 1998
                                                      ------------------


                             SVI Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-23049                                            84-1131608
------------------------                      ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 24, 1998, the Registrant engaged Deloitte & Touche LLP to serve as the Registrant's independent accountants for the fiscal year ending March 31, 1999. On the same date, the Registrant formally notified Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak"), its prior independent accountants, that the Registrant would not be engaging Singer Lewak to serve as its independent accountants for the fiscal year ending March 31, 1999. The decision was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

         Singer Lewak's reports for the fiscal years ended March 31, 1998, September 30, 1997 and September 30, 1996 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reason for the change in accountants was the desire of the Registrant to engage a firm with a national and international reputation and presence so that a single firm could serve all of the Registrant's domestic and foreign operations and subsidiaries.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1              Letter of Singer Lewak Greenbaum & Goldstein


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:    September 30, 1998

         SVI Holdings, Inc.
           (Registrant)

         By:  /s/ David L. Reese
              ------------------
                  David L. Reese
                  Chief Financial Officer